UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          _____________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 5, 2005



                                   UNOVA, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                 001-13279                95-4647021
 (State or other jurisdiction      (Commission            (I.R.S. Employer
       of incorporation)           file number)         Identification Number)

                   6001 36th Avenue West                         98203-1264
                    Everett, Washington                          (Zip Code)
                      www.unova.com
                      -------------
  (Address of principal executive offices and Internet site)


       Registrant's telephone number, including area code: (425) 265-2400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)  Departure of Principal Officer.

On July 5, 2005, UNOVA, Inc. issued a press release announcing the resignation of Michael E. Keane, its Senior Vice President and Chief Financial Officer. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.


Item 9.01.   Financial Statements and Exhibits

(c)  Exhibits.

The following exhibit is attached as part of this report:

Exhibit
Number       Description
-------      -----------

99.1         Press Release issued by UNOVA, Inc. on July 5, 2005.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           UNOVA, INC.


                                           By:    /s/ Janis L. Harwell
                                               ---------------------------------
                                                     Janis L. Harwell
                                                  Senior Vice President and
                                                      General Counsel


July 6, 2005